Exhibit 10.1

Date 30 March 2012

NAVIOS MARITIME PARTNERS L.P.

as Borrower

COMMERZBANK AG and DVB BANK SE

as Lenders

DVB BANK SE

as Swap Bank, Joint-Arranger, Agent,

and Security Trustee

and

COMMERZBANK AG

as Joint-Arranger, Payment Agent,

Account Bank and Swap Bank

NINTH SUPPLEMENTAL AGREEMENT

in relation to a Facility Agreement dated 15 November 2007,

as amended by supplemental agreements dated 25 June 2008,

30 January 2009, 11 January 2010, 30 March 2010,

1 June 2010, 13 December 2010, 31 May 2011 and 30 September 2011

INCE & CO

PIRAEUS

THIS AGREEMENT is made on 30 March 2012

BETWEEN

(1)	NAVIOS MARITIME PARTNERS L.P. as Borrower;

(2)	COMMERZBANK AG and DVB BANK SE as Lenders;

(3)	DVB BANK SE as Swap Bank, Joint-Arranger, Agent and Security Trustee; and

(4)	COMMERZBANK AG as Joint-Arranger, Payment Agent, Account Bank and Swap Bank.

BACKGROUND

(A)	By a Facility Agreement dated 15 November 2007 as amended by supplemental agreements dated 25 June 2008, 30 January 2009, 11 January 2010, 30 March 2010, 1 June 2010, 13 December 2010, 31 May 2011 and 30 September 2011 and made between the parties hereto the Lenders have made available to the Borrower a loan of up to USD434,000,000.

(B)	The Borrower has made a request to the Lenders that they agree to amend certain terms of the Facility Agreement, and this Agreement sets out the terms and conditions on which the Lenders agree thereto.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Facility Agreement and the other Security Documents shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement, unless the contrary intention appears:

“Facility Agreement” means the Facility Agreement referred to in Recital (A).

1.3	Application of construction and Interpretation provisions of Facility Agreement. Clauses 1.3 to 1.6 (inclusive) of the Facility Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE LENDERS

2.1	Lenders’ consent. The Lenders hereby agree to the amendments to the Facility Agreement set out in Clause 5 on condition that:

2.1.1	the Agent, or its authorised representative, has received the documents and evidence specified in Clause 3.1 in form and substance satisfactory to the Agent; and

2.1.2	the representations and warranties contained in clause 4 are then true and correct as if each was made with respect to the facts and circumstances existing at such time.

3	CONDITIONS PRECEDENT

3.1	Conditions precedent. The conditions referred to in Clause 2.1.1 are that the Agent shall have received the following documents:

(a)	Corporate documents

Certified Copies of all documents which evidence or relate to the constitution of the Borrower and its current corporate existence;

(b)	Corporate authorities

(i)	Certified Copies of resolutions of the directors of the Borrower approving this Supplemental Agreement and authorising the execution and delivery thereof and performance of the Borrower’s obligations thereunder, additionally certified by an officer of the Borrower as having been duly passed at a duly convened meeting of the directors of the Borrower and not having been amended, modified or revoked and being in full force and effect; and

(ii)	originals or Certified Copies of any powers of attorney issued by the Borrower pursuant to such resolutions

(c)	Certificate of incumbency

a list of directors and officers of the Borrower, specifying the names and positions of such persons, certified by an officer of the Borrower to be true, complete and up to date;

(d)	London agent

documentary evidence that the agent for service of process named in clause 19 of the Facility Agreement has accepted its appointment in respect of this Agreement;

(e)	Acknowledgment

an acknowledgement (in a letter or otherwise) signed by each Security Party (other than the Borrower) in such form as the Agent and the Majority Lenders may require in their sole discretion acknowledging the terms of this Agreement; and

(f)	Further opinions, etc

any further opinions, consents, agreements and documents in connection with this Agreement and the Security Documents which the Agent may request by notice to the Borrower.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Facility Agreement representations and warranties. The Borrower represents and warrants to each Lender that the representations and warranties in Clause 7 of the Facility Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER SECURITY DOCUMENTS

5.1	Specific amendments to Facility Agreement. With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)

by adding at the end of the first paragraph of clause 4.1.1 the words “PROVIDED THAT, notwithstanding any other provisions of this Agreement, any prepayment in the amount of USD27,050,000 which shall be made by the Borrower in March 2012 shall be applied (i) as to USD14,600,000 (of which USD2,433.333 are currently standing to the credit of the Retention Account in accordance with clause 14.3 of the Facility Agreement) in reducing the next (after 30 March 2012) two repayment instalments due in 16 May 2012 and 16 August 2012 respectively by USD7,300,000 each, (ii) as to USD12,300,000 (of which USD5,000,000 are currently standing to the credit of the Retention Account as Cash Deposit) in reducing the instalment due in 16 November 2012 and (iii) as to USD150,000 in reducing the instalment of USD7,300,000 due in 16 February 2013 down to USD7,150,000”;

(b)	by deleting clause 4.7.2 and replacing it with:

“4.7.2 Any amounts prepaid pursuant to clause 4.2 shall be applied against the Loan in reducing the repayment instalments in such manner and order as shall be agreed between the parties hereto, and in the absence of such agreement, in such manner and order as the Lenders shall require.”;

(c)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.

(d)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.

5.2	Amendments to Security Documents. With effect on and from the date of this Agreement each of the Security Documents other than the Facility Agreement, shall be, and shall be deemed by this Agreement to be, amended so that the definition of, and references throughout each of the Security Documents to, the Facility Agreement shall be construed as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.

5.3	Security Documents to remain in full force and effect.

The Security Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Security Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6	FURTHER ASSURANCES

6.1	Borrower’s obligation to execute further documents etc. The Borrower shall, and shall procure that any other party to any Security Document shall:

(a)	execute and deliver to the Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may, in any particular case, specify,

(b)	effect any registration or notarisation, give any notice or take any other step, which the Agent may, by notice to the Borrower or other party, reasonably specify for any of the purposes described in Clause 5.2 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Lenders intended should be created by or pursuant to the Facility Agreement or any other Security Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

6.3	Terms of further assurances. The Agent may specify the terms of any document to be executed by the Borrower or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Agent reasonably considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrower shall comply with a notice under Clause 5.1 by the date specified in the notice.

6.5	Additional corporate action. At the same time as the Borrower or any other party delivers to the Agent any document executed under Clause 6.1(a), the Borrower or such other party shall also deliver to the Agent a certificate signed by 2 of the Borrower’s or that other party’s directors which shall:

(a)	set out the text of a resolution of the Borrower’s or that other party’s directors specifically authorising the execution of the document specified by the Agent, and

(b)	state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower’s or that other party’s articles of association or other constitutional documents.

7	FEES AND EXPENSES

7.1	Expenses. The provisions of Clause 5 (Fees and Expenses) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	NOTICES

8.1	General. The provisions of clause 17 (Notices and other matters) of the Facility Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts. This Agreement may be executed in any number of counterparts.

9.2	Third party rights. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

10	LAW AND JURISDICTION

10.1	Governing law. This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Facility Agreement provisions. The provisions of Clauses 18 and 19 (Governing Law and Jurisdiction) of the Facility Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

SIGNED as a deed by	)
for and on behalf of	)
NAVIOS MARITIME PARTNERS L.P.	)	/s/ Alexandros Laios
(as Borrower under and pursuant to	)
a power of attorney dated	)
28 March 2012))

SIGNED by ROBIN PARRY	)
for and on behalf of	)	/s/ Robin Parry
COMMERZBANK AG	)
(as a Lender))

SIGNED by ROBIN PARRY	)
for and on behalf of	)	/s/ Robin Parry
DVB BANK SE	)
(as a Lender))

SIGNED by ROBIN PARRY	)
for and on behalf of	)
DVB BANK SE	)	/s/ Robin Parry
(as Joint-Arranger, Agent, Swap	)
Bank and Security Trustee))

SIGNED by ROBIN PARRY	)
for and on behalf of	)
COMMERZBANK AG	)	/s/ Robin Parry
(as Joint-Arranger, Account Bank,	)
Payment Agent and Swap Bank))

Witness to all the above	)
Signatures:	)	/s/ Anthony Paizes
Name: ANTHONY PAIZES
Address:
47-49 Akti Miaouli
Piraeus, Greece

We on this 30th day of March 2012 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Supplemental Agreement and agree in all respects to the same and confirm that the Security Documents to which we are respectively a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Facility Agreement (as amended by the Supplemental Agreement) and shall, without limitation, secure the Loan.

/s/ Vasiliki Papaefthymiou	/s/ Alexandros Laios

VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
NAVIOS MARITIME OPERATING L.L.C.	NAVIOS SHIPMANAGEMENT INC.

/s/ Alexandros Laios	/s/ Alexandros Laios

For and on behalf of	For and on behalf of
LIBRA SHIPPING ENTERPRISES	ALEGRIA SHIPPING CORPORATION
CORPORATION

/s/ Alexandros Laios	/s/ Alexandros Laios

For and on behalf of	For and on behalf of
FANTASTIKS SHIPPING CORPORATION	FELICITY SHIPPING CORPORATION

/s/ Alexandros Laios	/s/ Alexandros Laios

For and on behalf of	For and on behalf of
GALAXY SHIPPING CORPORATION	GEMINI SHIPPING CORPORATION

/s/ Alexandros Laios	/s/ Alexandros Laios

For and on behalf of	For and on behalf of
AURORA SHIPPING ENTERPRISES LTD.	HYPERION ENTERPRISES INC.

/s/ Alexandros Laios	/s/ Alexandros Laios

For and on behalf of	For and on behalf of
SAGITTARIUS SHIPPING CORPORATION	PALERMO SHIPPING S.A.

/s/ Alexandros Laios	/s/ Alexandros Laios

For and on behalf of	For and on behalf of
CHILALI CORP.	SURF MARITIME CO.

/s/ Alexandros Laios	/s/ Alexandros Laios

For and on behalf of	For and on behalf of
ALDEBARAN SHIPPING CORPORATION	PROSPERITY SHIPPING CORPORATION

/s/ Alexandros Laios	/s/ Alexandros Laios

For and on behalf of	For and on behalf of
CUSTOMIZED DEVELOPMENT S.A.	PANDORA MARINE INC.

/s/ Alexandros Laios	/s/ Alexandros Laios

For and on behalf of	For and on behalf of
KOHYLIA SHIPMANAGEMENT S.A.	ORBITER SHIPPING CORP.